Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Avado Brands, Inc. (the "Company") on Form 10-Q for the quarter ended March, 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  May 14, 2003                       /s/ Tom E. DuPree, Jr.
                                          ---------------------------
                                          Tom E. DuPree, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer





     "A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AVADO BRANDS, INC. AND WILL BE RETAINED BY AVADO BRANDS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST."